UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

Dreyfus Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/11

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which has a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR Form will be filed for that series, as appropriate.

DREYFUS OPPORTUNITY FUNDS
- DREYFUS NATURAL RESOURCES FUND (Class A, B, C and I)

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus

Natural Resources Fund

ANNUAL REPORT September 30, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Information About the Renewal of
the Fund’s Management Agreement
37	Board Members Information
39	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Natural Resources Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus Natural Resources Fund covers the 12-month period from October 1, 2010, through September 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors generally were encouraged by expectations of a more robust economic recovery over the first half of the reporting period, but investor sentiment deteriorated sharply during the second half due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Market volatility was particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt. Stocks proved sensitive to macroeconomic concerns in this challenging environment, often regardless of more promising company fundamentals, and most U.S. equity market indices gave back their earlier gains.

The economic outlook currently is clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, the Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by deleveraging in the private sector and fiscal consolidation by governments in the United States and Europe. To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 17, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2010, through September 30, 2011, as provided by Robin Wehbe, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended September 30, 2011, Dreyfus Natural Resources Fund’s Class A shares produced a total return of –2.68%, Class B shares returned –3.47%, Class C shares returned –3.45% and Class I shares returned –2.45%.1This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 1.13% for the same period.2 The S&P North American Natural Resources Sector Index, which more closely reflects the fund’s composition, returned –1.63% for the reporting period.3 Natural resources stocks rallied through the first quarter of 2011 amid rising commodity prices, but several macroeconomic disappointments later erased the market’s gains.The fund produced lower returns than its benchmark, due mainly to an early shift to a more defensive positioning.

As a side note, as of April 2011, Elizabeth Slover also serves as a portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation, normally investing at least 80% of its assets in stocks of companies in natural resources and natural resource-related sectors. While the fund typically invests in U.S.-based companies, it may invest up to 45% of its total assets in foreign securities, including emerging market securities. The fund invests in growth and value stocks of any market capitalization, typically maintaining exposure to the major natural resources sectors. Using fundamental research and direct management contact, we seek stocks of companies with strong positions in their natural resources sector, sustained achievement records and strong financial condition.We also look for special situations, such as corporate restructurings, turnarounds or management changes that could increase the stock price.

Shifting Sentiment Sparked Heightened Volatility

Robust demand from the emerging markets and encouraging upturns in economic data supported commodities prices and natural resources stock prices at the end of 2010. In February 2011, political uprisings

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

in the Middle East fueled sharply higher energy prices. Although the market rally was interrupted in March 2011 by natural and nuclear disasters in Japan, stocks bounced back quickly.

In late April, investor sentiment began to deteriorate in earnest as Greece appeared headed for default on its sovereign debt and a contentious debate regarding U.S. government spending and borrowing intensified. In addition, inflation-fighting efforts in China threatened one of the primary sources of commodities demand. Natural resources stocks generally suffered as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Market turbulence proved particularly severe in August and September as investors disregarded underlying company fundamentals, instead reacting to each new headline and release of economic data. Consequently, natural resources stocks gave back the gains achieved earlier in the reporting period.

Early Shift to a Defensive Posture Hindered Relative Results

Although the fund participated in the market’s strength at the end of 2010, we soon grew concerned that commodity prices had advanced too far. Therefore, we adopted a more defensive investment posture. This change positioned the fund for market weakness over the second half of the reporting period, but it proved too early, preventing the fund from participating in the benefits of rising commodity prices during the first quarter of 2011. Conversely, we may have been too late in establishing positions in companies, such as steel producers, that tend to do well in the middle-to-late stages of economic cycles.

The fund made up some of the performance shortfall when its defensive positioning helped cushion market volatility over the spring and summer of 2011. In addition, the fund benefited from favorable timing in the purchase and sale of certain precious metals producers and energy exploration-and-production companies. Indeed, gold producers Barrick Gold and Newmont Mining ranked among the fund’s top performers for the reporting period. Heightened mergers-and-acquisitions activity also buoyed relative results when two of the fund’s holdings were acquired at premiums to their then-prevailing stock prices.

Volatility was particularly severe in August and September, as even fundamentally strong companies were punished by negative investor sentiment. In response, we generally avoided stocks that appeared expensive and therefore more vulnerable to indiscriminate selling pressure. For example, in the energy sector, we favored natural gas producers, which previously had suffered due to a glut of supply, over large integrated oil companies, which entered the downturn at levels we considered richly valued.

Finding Opportunities in Overlooked Companies

Global economic turmoil has given us cause for caution, and we have maintained a generally defensive posture. However, we also have identified a number of companies whose sound fundamentals appear to be overlooked by investors. For example, companies that provide equipment and technology to the energy industry were punished severely during the market downturn even though, in our view, demand for their services is likely to grow as the cost of energy extraction increases. In our judgment, a focus on fundamentally strong companies with good growth prospects position the fund for a rebound when and where market conditions stabilize.

October 17, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Because the fund’s investments are concentrated in the natural resources and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries.The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, domestic and international politics.

Securities of companies within specific natural resources sectors can perform differently from the overall market.This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain natural resources sectors than others, the fund’s performance may be more sensitive to developments, which affect those sectors emphasized by the fund.

Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 29, 2012, at which point it may be extended, terminated or modified.
Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The S&P North American Natural Resources Sector is an equity benchmark for U.S.-traded natural resources-related stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Natural Resources Fund Class A shares, Class B shares, Class C shares and Class I shares with the Standard & Poor’s 500 Composite Stock Price Index and the S&P North American Natural Resources Sector Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of Dreyfus Natural Resources Fund on 10/31/03 (inception date) to a $10,000 investment made in each of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and the S&P North American Natural Resources Sector Index on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.The S&P 500 Index is a widely accepted, unmanaged index of overall U.S. stock market performance.The S&P North American Natural Resources Sector Index is an equity benchmark for U.S.-traded natural resources-related stocks.The index includes companies in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. It is a modified capitalization-weighted index, and component companies must meet objective criteria for inclusion. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/11

	Inception			From
	Date	1Year	5 Years	Inception
Class A shares
with maximum sales charge (5.75%)	10/31/03	–8.27%	0.43%	9.69%
without sales charge	10/31/03	–2.68%	1.62%	10.51%
Class B shares
with applicable redemption charge †	10/31/03	–7.33%	0.47%	9.87%
without redemption	10/31/03	–3.47%	0.83%	9.87%
Class C shares
with applicable redemption charge ††	10/31/03	–4.42%	0.87%	9.69%
without redemption	10/31/03	–3.45%	0.87%	9.69%
Class I shares	10/31/03	–2.45%	1.90%	10.81%
Standard & Poor’s 500
Composite Stock Price Index	10/31/03	1.13%	–1.18%	2.99%
S&P North American Natural
Resources Sector Index	10/31/03	–1.63%	3.18%	11.95%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.

† † The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Natural Resources Fund from April 1, 2011 to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.62	$10.89	$10.76	$6.84
Ending value (after expenses)	$726.80	$724.00	$723.80	$727.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$8.90	$12.71	$12.56	$7.99
Ending value (after expenses)	$1,016.24	$1,012.43	$1,012.58	$1,017.15

† Expenses are equal to the fund’s annualized expense ratio of 1.76% for Class A, 2.52% for Class B, 2.49% for
Class C and 1.58% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2011

Common Stocks—99.2%	Shares	Value ($)
Energy—74.0%
Anadarko Petroleum	15,720	991,146
Apache	9,210	739,010
Cabot Oil & Gas	7,240	448,228
Cameron International	7,770 [a]	322,766
Canadian Natural Resources	11,300	330,751
Cenovus Energy	5,260	161,535
Chevron	28,050	2,595,186
Concho Resources	1,603[a]	114,037
ConocoPhillips	18,990	1,202,447
Consol Energy	6,090	206,634
Diamond Offshore Drilling	2,470[b]	135,208
ENSCO, ADR	8,910	360,231
EOG Resources	8,080	573,761
EQT	10,090	538,402
Exxon Mobil	20,280	1,472,936
Halliburton	24,630	751,708
Helmerich & Payne	5,140[b]	208,684
Marathon Oil	14,530	313,557
Marathon Petroleum	7,255	196,320
National Oilwell Varco	13,290	680,714
Newfield Exploration	9,020[a]	358,004
Occidental Petroleum	15,420	1,102,530
Peabody Energy	6,570	222,592
Pioneer Natural Resources	1,830	120,359
Range Resources	9,200	537,832
Schlumberger	28,720	1,715,446
Southwestern Energy	16,210[a]	540,279
Spectra Energy	8,470	207,769
Suncor Energy	9,810	249,566
Transocean	7,784	371,608
Valero Energy	13,510	240,208
Whiting Petroleum	2,357[a]	82,684
		18,092,138

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—.5%
Rayonier	3,485[c]	128,213
Industrials—1.9%
Fluor	5,470	254,629
Owens Corning	9,860[a]	213,765
		468,394
Materials—22.8%
Alcoa	37,230	356,291
Allied Nevada Gold	4,520[a]	161,861
AptarGroup	7,070	315,817
AuRico Gold	14,900[a]	140,060
Ball	10,545	327,106
Barrick Gold	20,370	950,260
BHP Billiton, ADR	4,410[b]	293,000
Freeport-McMoRan Copper & Gold	13,910	423,560
Goldcorp	18,960	865,334
MeadWestvaco	9,270	227,671
Newmont Mining	11,420	718,318
Temple-Inland	5,180	162,497
Thompson Creek Metals	12,750[a]	77,393
Yamana Gold	40,707	556,058
		5,575,226
Total Common Stocks
(cost $25,937,135)		24,263,971

Other Investment—.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $14,000)	14,000[d]	14,000

Investment of Cash Collateral
for Securities Loaned—2.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $613,896)	613,896[d]	613,896
Total Investments (cost $26,565,031)	101.8%	24,891,867
Liabilities, Less Cash and Receivables	(1.8%)	(450,572)
Net Assets	100.0%	24,441,295

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2011, the value of the fund’s securities on loan was
$573,203 and the value of the collateral held by the fund was $613,896.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Energy	74.0	Industrials	1.9
Materials	22.8	Financial	.5
Money Market Investments	2.6		101.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $573,203)—Note 1(c):
Unaffiliated issuers			25,937,135	24,263,971
Affiliated issuers			627,896	627,896
Cash denominated in foreign currencies			3	3
Receivable for investment securities sold				257,658
Dividends and securities lending income receivable				17,936
Receivable for shares of Beneficial Interest subscribed				2,042
Prepaid expenses				31,050
				25,200,556
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				32,110
Cash overdraft due to Custodian				15,669
Liability for securities on loan—Note 1(c)				613,896
Payable for shares of Beneficial Interest redeemed				17,726
Accrued expenses				79,860
				759,261
Net Assets ($)				24,441,295
Composition of Net Assets ($):
Paid-in capital				31,817,652
Accumulated net realized gain (loss) on investments				(5,703,193)
Accumulated net unrealized appreciation
(depreciation) on investments				(1,673,164)
Net Assets ($)				24,441,295

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	17,094,094	376,646	4,539,067	2,431,488
Shares Outstanding	770,451	18,060	216,211	107,252
Net Asset Value Per Share ($)	22.19	20.86	20.99	22.67

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2011

Investment Income ($):
Income:
Cash dividends (net of $5,189 foreign taxes withheld at source):
Unaffiliated issuers	433,622
Affiliated issuers	485
Income from securities lending—Note 1(c)	2,248
Total Income	436,355
Expenses:
Management fee—Note 3(a)	231,609
Shareholder servicing costs—Note 3(c)	123,886
Registration fees	53,048
Distribution fees—Note 3(b)	49,960
Legal fees	40,498
Auditing fees	39,734
Prospectus and shareholders’ reports	21,624
Custodian fees—Note 3(c)	11,918
Trustees’ fees and expenses—Note 3(d)	916
Loan commitment fees—Note 2	401
Miscellaneous	17,219
Total Expenses	590,813
Less—reduction in management fee due to undertaking—Note 3(a)	(5,819)
Less—reduction in fees due to earnings credits—Note 3(c)	(109)
Net Expenses	584,885
Investment (Loss)—Net	(148,530)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,336,732
Net unrealized appreciation (depreciation) on investments	(6,090,950)
Net Realized and Unrealized Gain (Loss) on Investments	(754,218)
Net (Decrease) in Net Assets Resulting from Operations	(902,748)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2011	2010
Operations ($):
Investment (loss)—net	(148,530)	(213,188)
Net realized gain (loss) on investments	5,336,732	587,689
Net unrealized appreciation
(depreciation) on investments	(6,090,950)	808,204
Net Increase (Decrease) in Net Assets
Resulting from Operations	(902,748)	1,182,705
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	8,479,929	6,820,102
Class B Shares	41,503	168,471
Class C Shares	1,517,108	973,468
Class I Shares	2,601,826	1,656,949
Cost of shares redeemed:
Class A Shares	(7,162,380)	(12,294,516)
Class B Shares	(1,460,384)	(803,458)
Class C Shares	(1,285,326)	(1,671,050)
Class I Shares	(2,039,984)	(497,751)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	692,292	(5,647,785)
Total Increase (Decrease) in Net Assets	(210,456)	(4,465,080)
Net Assets ($):
Beginning of Period	24,651,751	29,116,831
End of Period	24,441,295	24,651,751

	Year Ended September 30,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	306,106	304,777
Shares redeemed	(259,991)	(547,434)
Net Increase (Decrease) in Shares Outstanding	46,115	(242,657)
Class Ba
Shares sold	1,526	8,103
Shares redeemed	(56,064)	(37,966)
Net Increase (Decrease) in Shares Outstanding	(54,538)	(29,863)
Class C
Shares sold	56,976	44,825
Shares redeemed	(49,469)	(78,720)
Net Increase (Decrease) in Shares Outstanding	7,507	(33,895)
Class I
Shares sold	91,589	71,175
Shares redeemed	(71,703)	(22,138)
Net Increase (Decrease) in Shares Outstanding	19,886	49,037

a During the period ended September 30, 2011, 29,270 Class B shares representing $757,523 were automatically converted to 27,645 Class A shares and during the period ended September 30, 2010, 15,135 Class B shares representing $321,601 were automatically converted to 14,422 Class A shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	22.80	21.78	25.14	31.84	22.99
Investment Operations:
Investment (loss)—net[a]	(.09)	(.13)	(.09)	(.23)	(.21)
Net realized and unrealized
gain (loss) on investments	(.52)	1.15[b]	(3.27)	(3.95)	9.97
Total from Investment Operations	(.61)	1.02	(3.36)	(4.18)	9.76
Distributions:
Dividends from net realized
gain on investments	—	—	—	(2.52)	(.91)
Net asset value, end of period	22.19	22.80	21.78	25.14	31.84
Total Return (%)[c]	(2.68)	4.68	(13.33)	(14.56)	43.63
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.77	1.79	2.01	1.44	1.69
Ratio of net expenses
to average net assets	1.75	1.79	2.00	1.43	1.68
Ratio of net investment (loss)
to average net assets	(.34)	(.59)	(.49)	(.69)	(.80)
Portfolio Turnover Rate	74.02	58.38	73.49	71.32	55.94
Net Assets, end of period ($ x 1,000)	17,094	16,516	21,061	23,268	16,435

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.

See notes to financial statements.

		Year Ended September 30,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	21.61	20.81	24.20	30.97	22.55
Investment Operations:
Investment (loss)—net[a]	(.31)	(.30)	(.22)	(.46)	(.40)
Net realized and unrealized
gain (loss) on investments	(.44)	1.10[b]	(3.17)	(3.79)	9.73
Total from Investment Operations	(.75)	.80	(3.39)	(4.25)	9.33
Distributions:
Dividends from net realized
gain on investments	—	—	—	(2.52)	(.91)
Net asset value, end of period	20.86	21.61	20.81	24.20	30.97
Total Return (%)[c]	(3.47)	3.85	(14.01)	(15.20)	42.55
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.62	2.59	2.84	2.21	2.47
Ratio of net expenses
to average net assets	2.60	2.59	2.82	2.20	2.47
Ratio of net investment (loss)
to average net assets	(1.26)	(1.41)	(1.32)	(1.42)	(1.57)
Portfolio Turnover Rate	74.02	58.38	73.49	71.32	55.94
Net Assets, end of period ($ x 1,000)	377	1,569	2,132	4,113	5,407

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	21.74	20.92	24.31	31.08	22.63
Investment Operations:
Investment (loss)—net[a]	(.28)	(.29)	(.21)	(.45)	(.40)
Net realized and unrealized
gain (loss) on investments	(.47)	1.11[b]	(3.18)	(3.80)	9.76
Total from Investment Operations	(.75)	.82	(3.39)	(4.25)	9.36
Distributions:
Dividends from net realized
gain on investments	—	—	—	(2.52)	(.91)
Net asset value, end of period	20.99	21.74	20.92	24.31	31.08
Total Return (%)[c]	(3.45)	3.92	(13.95)	(15.17)	42.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.52	2.55	2.79	2.19	2.41
Ratio of net expenses
to average net assets	2.50	2.55	2.77	2.18	2.41
Ratio of net investment (loss)
to average net assets	(1.08)	(1.35)	(1.26)	(1.40)	(1.52)
Portfolio Turnover Rate	74.02	58.38	73.49	71.32	55.94
Net Assets, end of period ($ x 1,000)	4,539	4,536	5,075	7,575	5,521

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.
c Exclusive of sales charge.

See notes to financial statements.

		Year Ended September 30,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	23.24	22.13	25.45	32.14	23.14
Investment Operations:
Investment (loss)—net[b]	(.02)	(.06)	(.04)	(.15)	(.15)
Net realized and unrealized
gain (loss) on investments	(.55)	1.17[c]	(3.28)	(4.02)	10.06
Total from Investment Operations	(.57)	1.11	(3.32)	(4.17)	9.91
Distributions:
Dividends from net realized
gain on investments	—	—	—	(2.52)	(.91)
Net asset value, end of period	22.67	23.24	22.13	25.45	32.14
Total Return (%)	(2.45)	5.02	(13.05)	(14.35)	44.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.53	1.50	1.72	1.23	1.45
Ratio of net expenses
to average net assets	1.51	1.50	1.70	1.22	1.45
Ratio of net investment (loss)
to average net assets	(.07)	(.26)	(.21)	(.43)	(.57)
Portfolio Turnover Rate	74.02	58.38	73.49	71.32	55.94
Net Assets, end of period ($ x 1,000)	2,431	2,031	848	829	697

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.03 per share for the year ended
September 30, 2010.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Natural Resources Fund (the “fund”) is a separate non-diversified series of Dreyfus Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund.The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares and, effective on or about March 13, 2012, all outstanding Class B shares will automatically convert to Class A shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	21,230,043	—	—	21,230,043
Equity Securities—
Foreign†	3,033,928	—	—	3,033,928
Mutual Funds	627,896	—	—	627,896

† See Statement of Investments for additional detailed categorizations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2011, The Bank of NewYork Mellon earned $963 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	9/30/2010	($)	Purchases ($)	Sales ($)	9/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	82,000		7,187,000	7,255,000	14,000.1
Dreyfus
Institutional
Cash
Advantage
Fund†	554,928		16,920,858	16,861,890	613,896		2.5
Total	636,928		24,107,858	24,116,890	627,896		2.6

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund rec-

ognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $5,563,627 and unrealized depreciation $1,812,730.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2011. If not applied, the carryover expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

During the period ended September 30, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and net operating losses, the fund increased accumulated undistributed investment income-net by $148,530, increased accumulated net realized gain (loss) on investments by $2,695 and decreased paid-in capital by $151,225. Net assets and net asset value per share were not affected by this reclassification.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on September 30, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed from September 1, 2011 until February 29, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $5,819 during the period ended September 30, 2011.

During the period ended September 30, 2011, the Distributor retained $9,480 from commissions earned on sales of the fund’s Class A shares and $781 and $473 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended September 30, 2011, Class B and Class C shares were charged $8,189 and $41,771, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2011, Class A, Class B and Class C shares were charged $53,122, $2,730 and $13,924, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2011, the fund was charged $23,063 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custodian and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2011, the fund was charged $2,546 pursuant to

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $109.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2011, the fund was charged $11,918 pursuant to the custody agreement.

During the period ended September 30, 2011, the fund was charged $7,146 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $16,913, Rule 12b-1 distribution plan fees $3,405, shareholder services plan fees $5,071, custodian fees $5,010, chief compliance officer fees $3,750 and transfer agency per account fees $3,780, which are offset against an expense reimbursement currently in effect in the amount of $5,819.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2011, amounted to $22,823,586 and $22,549,537, respectively.

At September 30, 2011, the cost of investments for federal income tax purposes was $26,704,597; accordingly, accumulated net unrealized depreciation on investments was $1,812,730, consisting of $1,090,322 gross unrealized appreciation and $2,903,052 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Natural Resources Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Natural Resources Fund (one of the series comprising Dreyfus Opportunity Funds) as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Natural Resources Fund at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 23, 2011

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 13 and 14, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2011, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of March 31, 2011. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for the various periods, except for the five-year period when the fund’s performance was at the Performance Group median, and below the Performance Universe median for all periods. Dreyfus representatives noted the wide range of performance of the funds in the Performance Group and Performance Universe as various funds focused on different investment approaches, making a comparison of the fund’s performance to Performance Group and Performance Universe medians difficult. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and noted that the fund’s return was above the index in four of the seven periods.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and Expense Universe medians.

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2012, so that annual direct fund operating expenses of any classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees, commitment fees on borrowing and extraordinary expenses) do not exceed 1.35% of the class’ average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. They also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board agreed to closely monitor performance and deter- mined to approve renewal of the fund’s Agreement only through February 29, 2012.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement through February 29, 2012 was in the best interests of the fund and its shareholders.

The Fund 37

OFFICERS OF THE FUND (Unaudited)

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2011 MBSC Securities Corporation

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,800 in 2010 and $30,312 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,382         in 2010 and $6,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,186 in 2010 and $2,731 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $667 in 2010 and $11 in 2011. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $29,311,662 in 2010 and $16,565,389 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Opportunity Funds

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 22, 2011

By: /s/James Windels
James Windels, Treasurer
Date:	November 22, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)